ex99.3

Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors.

Certain amounts have been conformed to the current period's presentation, including our adoption of new accounting standards; ASU No. 2017-07, "Compensation – Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost," ASU No. 2016-15, "Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments," and ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash; and our realignment of  certain responsibilities and operations within our segments, the most significant of which is to report wireless accounts with employer discounts in our Consumer Mobility segment.

Free Cash Flow

Free cash flow is defined as cash from operations minus Capital expenditures. Free cash flow after dividends is defined as cash from operations minus Capital expenditures and dividends. Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including Capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions	Three Months Ended
	March 31,
	2018	2017
Net cash provided by operating activities	$8,947	$8,965
Less: Capital expenditures	(6,118)	(6,015)
Free Cash Flow	2,829	2,950

Less: Dividends paid	(3,070)	(3,009)
Free Cash Flow after Dividends	$(241)	$(59)
Free Cash Flow Dividend Payout Ratio	108.5%	102.0%

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from segment contribution. For our supplemental presentation of our combined domestic wireless operations (AT&T Mobility) and our supplemental presentation of the Mexico Wireless and Latin America operations of our International segment, EBITDA excludes depreciation and amortization from operating income.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing segment performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which segment managers are responsible and upon which we evaluate their performance. Management uses Mexico Wireless EBITDA in evaluating profitability trends after our two Mexico wireless acquisitions in 2015, and our investments in building a nationwide LTE network by end of 2018. Management uses Latin America EBITDA in evaluating the ability of our Latin America operations to generate cash to finance its own operations.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Consumer Mobility segment operating margin and our supplemental AT&T Mobility operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. Management compensates for these limitations by carefully analyzing how its competitors present performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended
	March 31,
	2018	2017
Net Income	$4,759	$3,574
Additions:
Income Tax (Benefit) Expense	1,382	1,804
Interest Expense	1,771	1,293
Equity in Net (Income) Loss of Affiliates	(9)	173
Other (Income) Expense - Net	(1,702)	(488)
Depreciation and amortization	5,994	6,127
EBITDA	12,195	12,483

Total Operating Revenues	38,038	39,365
Service Revenues	33,646	36,456

EBITDA Margin	32.1%	31.7%
EBITDA Service Margin	36.2%	34.2%

Segment EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended
	March 31,
	2018	2017
Consumer Mobility Segment
Segment Contribution	$4,655	$4,530
Additions:
Depreciation and amortization	1,807	1,716
EBITDA	6,462	6,246

Total Segment Operating Revenues	14,986	14,806
Service Revenues	11,612	12,465

Segment Operating Income Margin	31.1%	30.6%
EBITDA Margin	43.1%	42.2%
EBITDA Service Margin	55.6%	50.1%

Business Solutions Segment
Segment Contribution	$2,084	$2,187
Additions:
Equity in Net (Income) Loss of Affiliates	1	-
Depreciation and amortization	1,462	1,465
EBITDA	3,547	3,652

Total Segment Operating Revenues	9,185	9,692

Segment Operating Income Margin	22.7%	22.6%
EBITDA Margin	38.6%	37.7%

Entertainment Group Segment
Segment Contribution	$1,335	$1,570
Additions:
Equity in Net (Income) Loss of Affiliates	(9)	6
Depreciation and amortization	1,312	1,420
EBITDA	2,638	2,996

Total Segment Operating Revenues	11,577	12,601

Segment Operating Income Margin	11.5%	12.5%
EBITDA Margin	22.8%	23.8%

International Segment
Segment Contribution	$(111)	$(100)
Additions:
Equity in Net (Income) of Affiliates	-	(20)
Depreciation and amortization	332	290
EBITDA	221	170

Total Segment Operating Revenues	2,025	1,929

Segment Operating Income Margin	-5.5%	-6.2%
EBITDA Margin	10.9%	8.8%

Supplemental AT&T Mobility EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended
	March 31,
	2018	2017
AT&T Mobility
Operating Income	$5,158	$5,220
Add: Depreciation and amortization	2,095	1,992
EBITDA	7,253	7,212

Total Operating Revenues	17,355	17,097
Service Revenues	13,403	14,468

Operating Income Margin	29.7%	30.5%
EBITDA Margin	41.8%	42.2%
EBITDA Service Margin	54.1%	49.8%

Supplemental Latin America EBITDA and EBITDA Margin
Dollars in millions	Three Months Ended
	March 31,
	2018	2017
International - Latin America
Operating Income	$148	$77
Add: Depreciation and amortization	205	214
EBITDA	353	291

Total Operating Revenues	1,354	1,341

Operating Income Margin	10.9%	5.7%
EBITDA Margin	26.1%	21.7%

Supplemental Mexico EBITDA and EBITDA Margin
Dollars in millions	Three Months Ended
	March 31,
	2018	2017
International - Mexico
Operating Income (Loss)	$(259)	$(197)
Add: Depreciation and amortization	127	76
EBITDA	(132)	(121)

Total Operating Revenues	671	588

Operating Income Margin	-38.6%	-33.5%
EBITDA Margin	-19.7%	-20.6%

Adjusting Items

Adjusting items include revenues and costs we consider nonoperational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often significant impact on our fourth-quarter results, unless earlier remeasurement is required (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses.) Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude can drive a change in the effective tax rate, reflect the actual tax expense or combined marginal rate of approximately 38% for transactions prior to tax reform and 25% for transactions after tax reform.

Adjusting Items
Dollars in millions	Three Months Ended
	March 31,
	2018	2017
Operating Expenses
Time Warner and other merger costs	$67	$41
Employee separation costs	51	-
Natural disaster costs	104	-
DIRECTV merger integration costs	-	127
Mexico merger integration costs	-	39
(Gain) loss on transfer of wireless spectrum	-	(118)
Venezuela devaluation	25	-
Adjustments to Operations and Support Expenses	247	89
Amortization of intangible assets	1,062	1,202
Adjustments to Operating Expenses	1,309	1,291
Other
Merger-related interest and fees[1]	393	109
Actuarial (gain) loss	(930)	-
(Gain) loss on sale of assets, impairments and other adjustments	-	257
Adjustments to Income Before Income Taxes	772	1,657
Tax impact of adjustments	173	556
Adjustments to Net Income	$599	$1,101
[1] Includes interest expense incurred on debt issued and interest income earned on cash held prior to the close of merger transactions.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions	Three Months Ended
	March 31,
	2018	2017
Operating Income	$6,201	$6,356
Adjustments to Operating Expenses	1,309	1,291
Adjusted Operating Income	7,510	7,647

EBITDA	12,195	12,483
Adjustments to Operations and Support Expenses	247	89
Adjusted EBITDA	12,442	12,572

Total Operating Revenues	38,038	39,365
Service Revenues	33,646	36,456

Operating Income Margin	16.3%	16.1%
Adjusted Operating Income Margin	19.7%	19.4%
Adjusted EBITDA Margin	32.7%	31.9%
Adjusted EBITDA Service Margin	37.0%	34.5%
Supplemental Operating Income under Historical Accounting Method	5,564
Adjustments to Operating Expenses	1,309
Adjusted Supplemental Operating Income under Historical Accounting Method	6,873

Supplmental Operating Revenues under Historical Accounting Method	38,930

Adjusted Supplemental Operating Income Margin under Historical Accounting Method	17.7%

Adjusted Diluted EPS
	Three Months Ended
	March 31,
	2018	2017
Diluted Earnings Per Share (EPS)	$0.75	$0.56
Amortization of intangible assets	0.13	0.13
Merger integration items[1]	0.06	0.03
(Gain) loss of sale of assets, impairments and other adjustments[2]	0.03	0.02
Actuarial (gain) loss[3]	(0.12)	-
Adjusted EPS	$0.85	$0.74
Year-over-year growth - Adjusted	14.9%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,180	6,186
[1]Includes combined merger integration items and merger-related interest income and expense.
[2]Includes natural disaster, employee-related and other costs.

[3]Includes adjustments for actuarial gains or losses ($930 million in the first quarter of 2018) associated with our postemployment benefit plan, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, adjusted EPS reflects an expected return on plan assets of $77 million (based on an average expected return on plan assets of 5.75% for our VEBA trusts), rather than the actual return on plan assets of $31 million loss (VEBA return of (3.08)%), included in the GAAP measure of income.

Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. The Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by Annualized Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt. Annualized Adjusted EBITDA is calculated by annualizing the year-to-date Adjusted EBITDA.

Net Debt to Adjusted EBITDA
Dollars in millions	Three Months Ended
	Mar. 31,	YTD
	2018	2018
Adjusted EBITDA	$12,442	$12,442
Add back severance	(51)	(51)
Net Debt Adjusted EBITDA	12,391	12,391
Annualized Adjusted EBITDA		49,564
End-of-period current debt		29,322
End-of-period long-term debt		133,724
Total End-of-Period Debt		163,046
Less: Cash and Cash Equivalents		48,872
Net Debt Balance		114,174
Annualized Net Debt to Adjusted EBITDA Ratio		2.30

Supplemental Operational Measures

We provide a supplemental discussion of our domestic wireless operations that is calculated by combining our Consumer Mobility and Business Solutions segments, and then adjusting to remove non-wireless operations. The following table presents a reconciliation of our supplemental AT&T Mobility results.

Supplemental Operational Measure
	Three Months Ended
	March 31, 2018				March 31, 2017
	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility
Operating Revenues
Wireless service	$11,612	$1,791	$-	$13,403	$12,465	$2,003	$-	$14,468
Strategic services	-	3,138	(3,138)	-	-	2,974	(2,974)	-
Legacy voice and data services	-	2,839	(2,839)	-	-	3,549	(3,549)	-
Other service and equipment	-	839	(839)	-	-	878	(878)	-
Wireless equipment	3,374	578	-	3,952	2,341	288	-	2,629
Total Operating Revenues	14,986	9,185	(6,816)	17,355	14,806	9,692	(7,401)	17,097

Operating Expenses
Operations and support	8,524	5,638	(4,060)	10,102	8,560	6,040	(4,715)	9,885
EBITDA	6,462	3,547	(2,756)	7,253	6,246	3,652	(2,686)	7,212
Depreciation and amortization	1,807	1,462	(1,174)	2,095	1,716	1,465	(1,189)	1,992
Total Operating Expenses	10,331	7,100	(5,234)	12,197	10,276	7,505	(5,904)	11,877
Operating Income	$4,655	$2,085	$(1,582)	$5,158	$4,530	$2,187	$(1,497)	$5,220
[1] Business wireline operations reported in Business Solutions segment.

Supplemental International

We provide a supplemental presentation of the Mexico Wireless and Latin America operations within our International segment. The following table presents a reconciliation of our International segment.

Supplemental International
	Three Months Ended
	March 31, 2018			March 31, 2017
	Latin America	Mexico	International	Latin America	Mexico	International
Operating Revenues
Video service	$1,354	$-	$1,354	$1,341	$-	$1,341
Wireless service	-	404	404	-	475	475
Wireless equipment	-	267	267	-	113	113
Total Operating Revenues	1,354	671	2,025	1,341	588	1,929

Operating Expenses
Operations and support	1,001	803	1,804	1,050	709	1,759
Depreciation and amortization	205	127	332	214	76	290
Total Operating Expenses	1,206	930	2,136	1,264	785	2,049
Operating Income (Loss)	148	(259)	(111)	77	(197)	(120)
Equity in Net Income of Affiliates	-	-	-	20	-	20
Segment Contibution	$148	$(259)	$(111)	$97	$(197)	$(100)